Exhibit 99.1

CommerceHub Announces Third Quarter 2016 Financial Results
Total Revenue Grows 14%; 18% when Excluding Customers Acquired through Mercent Acquisition

ALBANY, NY, November 7, 2016 - CommerceHub (NASDAQ: CHUBA) (NASDAQ: CHUBK), a leading distributed commerce network for retailers and brands, today announced financial results for the quarter ended September 30, 2016.

“We are pleased with the strong third quarter results we announced today, including continued revenue growth and profitability,” said Frank Poore, CommerceHub’s Founder, President and CEO. “Our existing customers continued their adoption of CommerceHub’s platform, and we expanded the size of our network with the addition of Dick’s Sporting Goods and a large number of their suppliers. In addition, our brand initiative, powered by the combined CommerceHub and Mercent platforms, continues to gain traction with the signing this quarter of an iconic multinational footwear brand, which joined our growing list of brand customers. These new customers demonstrate how retailers and brands are choosing CommerceHub to enable a significant portion of their online sales growth, which we believe positions us well to benefit from the long-term secular shift to the e-commerce channel.”

“Total revenue in the third quarter was up 14% year-over-year, or 18% when excluding revenue from customers acquired through the Mercent acquisition,” said Mark Greenquist, CommerceHub’s CFO. “We were also pleased with the strength of usage revenue from our core CommerceHub for Retailers offering, which grew 19% in the quarter.”

Third Quarter 2016 Financial Highlights

•	Revenue for the third quarter of 2016 was $22.5 million, a 14% year-over-year increase from $19.7 million in the third quarter of 2015.

•
Gross margin was 74% in the third quarter of 2016, compared to 68% in the third quarter of 2015. Adjusted gross margin was 75% in the third quarter of 2016, compared to 73% in the third quarter of 2015.

•	Net income was $0.7 million, or $0.02 per diluted share, in the third quarter of 2016, compared to a net loss of $0.6 million, or a net loss of $0.01 per diluted share, in the third quarter of 2015.

•	Adjusted net income was $1.7 million, or $0.04 per diluted share, in the third quarter of 2016, compared to $4.1 million, or $0.10 per diluted share, in the third quarter of 2015.

•	Adjusted EBITDA was $5.3 million in the third quarter of 2016, compared to $8.2 million in the third quarter of 2015.

•	Operating cash flow was $12.8 million in the third quarter of 2016, compared to $7.3 million in the third quarter of 2015.

•	Free cash flow was $12.0 million in the third quarter of 2016, compared to $4.0 million in the third quarter of 2015.

•	Cash at quarter end was $17.6 million and total borrowings outstanding under our credit facility were $41.0 million.

An explanation of these non-GAAP financial measures is included below under the heading "Statement Regarding Non-GAAP Financial Measures." A reconciliation of these non-GAAP financial measures to the closest comparable GAAP financial measures has also been provided in the financial tables included at the end of this press release.

Other Recent Highlights

•	Total customer count at September 30, 2016 was 9,930, up from 9,316 at September 30, 2015.

•	We expanded our CommerceHub for Retailers network with the launch of Dick’s Sporting Goods as an active retailer on the network.

•
Our new CommerceHub for Brands offering continued to gain traction with the signing of several brands, most notably a major multinational footwear manufacturer, who will use CommerceHub to sell through major online retailers and direct-to-consumer channels.

Conference Call Details
The Company will offer a live conference call, and a live, listen-only Webcast of the call via the CommerceHub Investor Relations Website at 4:30 p.m., E.T., today, Monday, November 7, 2016. See http://ir.commercehub.com/events.cfm, where supporting materials, including a presentation and supplemental financial and operational data, have been posted.

Live Call:	U.S./Canada Toll-Free Participants Dial-in Number: (888) 291-9442 International Toll Participants Dial-in Number: (615) 247-0152 Conference ID/Passcode: 97899222
Webcast (live and replay):	http://ir.commercehub.com/events.cfm

About CommerceHub:
CommerceHub is a distributed commerce network connecting supply, demand and delivery that helps retailers and brands increase sales by expanding product assortments, promoting products on the channels that perform, and enabling rapid, on-time customer delivery. With its robust platform and proven scalability, CommerceHub helped approximately 9,500 customers achieve an estimated $11.6 billion in Gross Merchandise Value in 2015.

Important Information Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy, market conditions and potential, customer growth, sales/distribution channel expansion, future financial performance and other matters that are not historical facts. These statements often include words such as “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. You should not place undue reliance on any forward-looking statements. Forward-looking statements inherently involve many risks and uncertainties that could cause actual results to differ materially from those projected in these statements, all of which are difficult to predict and many of which are beyond our control. Although we believe that the forward-looking statements contained herein are based upon reasonable assumptions, you should be aware that many factors, including those described under the heading “Risk Factors” in our Registration Statement on Form S-1 (File No. 333-210508), could affect our actual results and could cause actual results to differ materially from those in the forward-looking statements. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. These forward-looking statements speak only as of the date of this press release, and we expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein, any change in our expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained in this press release.

Statement Regarding Non-GAAP Financial Measures
In addition to reporting financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), we provide non-GAAP financial measures that exclude certain expenses and income. These non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. Non-GAAP financial measures are subject to inherent limitations and exclude significant expenses and income that are required by GAAP to be recorded in our financial statements. We define “adjusted gross profit” as gross profit plus share-based compensation and acquisition-related intangible amortization. We define “adjusted gross margin” as adjusted gross profit divided by revenue. We define “adjusted operating expenses” as total operating expenses less share-based compensation and acquisition-related intangible amortization. We define “adjusted EBITDA” as net income or loss plus interest expense, income tax expense, depreciation of property and equipment and amortization of capitalized software costs and intangible assets and share-based compensation, less interest income and income tax benefit. We define “adjusted net income” as net income or loss plus share-based compensation, acquisition-related intangible amortization and the tax effect of these adjustments. We define “adjusted earnings per diluted share” as earnings per diluted share plus the diluted per share effects of share-based compensation, acquisition-related intangible amortization and the tax effect of these adjustments. We define “free cash flow” as net cash provided by, or used in, operating activities less purchases of property and equipment and additions to capitalized software. Our management considers adjusted gross profit, adjusted gross margin, adjusted net income, adjusted earnings per share, adjusted operating expense, adjusted EBITDA, and free cash flow in reviewing our financial performance because we feel they are relevant measures of the overall efficiency of our business model. These non-GAAP financial measures should be considered in addition to financial measures calculated in accordance with GAAP and are not a substitute for GAAP results.

Certain adjustments used in calculating these non-GAAP financial measures are based on estimates and assumptions of management and do not purport to reflect actual historical results. In addition, you should be aware when evaluating these non-GAAP financial measures that in the future we may incur expenses similar to those excluded when calculating these measures. Our computation of these non-GAAP financial measures may not be comparable to other similarly titled measures computed by other companies, because all companies do not calculate such non-GAAP financial measures in the same fashion. A reconciliation of these non-GAAP financial measures to the closest comparable GAAP financial measures has been provided in the financial tables included at the end of this press release.

CommerceHub Investor Relations Contact
Erik Morton
1-206-971-7712
investor@commercehub.com

CommerceHub, Inc.
Consolidated Statement of Operations
(in thousands except per share data)
(unaudited)

	3 months ended:		9 months ended:
	9/30/16	9/30/15	9/30/16	9/30/15
Revenue	$22,478	$19,695	$67,671	$58,343
Cost of revenue	5,737	6,332	17,162	16,177
Gross profit	16,741	13,363	50,509	42,166
Gross margin	74%	68%	75%	72%

Research and development	5,077	3,378	13,391	11,016
Sales and marketing	3,023	2,808	9,024	7,834
General and administrative	8,008	8,475	23,207	28,501
Operating expenses	16,108	14,661	45,622	47,351

Operating income (loss)	633	(1,298)	4,887	(5,185)

Interest income (expense), net	(361)	156	(132)	432

Pre-tax income (loss)	272	(1,142)	4,755	(4,753)
Income taxes	(438)	(521)	1,611	(1,647)

Net income (loss)	$710	$(621)	$3,144	$(3,106)

Earnings per share:
Basic	$0.02	$(0.01)	$0.07	$(0.07)
Diluted	$0.02	$(0.01)	$0.07	$(0.07)

Share count (1):
Basic	42,773	42,703	42,773	42,703
Diluted	43,559	42,703	43,559	42,703
_____________________________
(1) Share count for pre-spin periods represent the shares issued at Spin-off on July 22, 2016.

CommerceHub, Inc.
Consolidated Balance Sheets
(in thousands)
(unaudited)

	9/30/16	12/31/15
Assets
Cash and cash equivalents	$17,608	$19,337
Accounts receivable, net of allowances	10,259	16,472
Prepaid income taxes	950	-
Prepaid expenses	1,990	1,048
Total current assets	30,807	36,857

Note receivable—Parent	-	36,107
Capitalized software, net	7,460	7,189
Deferred services costs	5,157	4,956
Property and equipment, net	7,935	6,706
Intangibles, net	438	1,750
Goodwill	21,410	21,410
Deferred income taxes	11,045	38,825
Other long-term assets	1,209	-
Total assets	$85,461	$153,800

Liabilities and Equity
Accounts payable and accrued expenses	$3,631	$3,982
Accrued payroll and related expenses	5,952	5,538
Due to Parent	-	9,112
Income taxes payable	1,760	-
Deferred revenue	5,085	4,490
Share-based compensation liability	-	94,427
Total current liabilities	16,428	117,549
Deferred revenue, long-term	7,521	7,532
Share-based compensation liability, long-term	-	1,786
Long-term debt	41,000	-
Total liabilities	64,949	126,867

Equity:
Total equity	20,512	26,933
Total liabilities and equity	$85,461	$153,800

CommerceHub, Inc.
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)
	3 months ended:		9 months ended:
	9/30/16	9/30/15	9/30/16	9/30/15
Cash flows from operating activities
Net income (loss)	$710	$(621)	$3,144	$(3,106)
Adjustments to net income (loss)
Depreciation and amortization	2,453	1,992	7,315	5,715
Amortization of debt issuance costs	55	-	55	-
Share-based compensation expense	2,193	7,514	8,753	24,332
Deferred income taxes	(2,199)	(2,442)	17,015	(9,503)
Bad debt expense	440	93	695	240
Accrued interest income	-	(156)	(273)	(432)
Loss on disposal of long-term assets	-	-	160	-
Working capital changes
Accounts receivable	(252)	(687)	5,667	5,577
Prepaid expenses and other assets	(536)	258	(956)	(267)
Prepaid income taxes	(212)	-	(950)	-
Deferred costs	94	(297)	(201)	(841)
Deferred revenue	297	419	266	2,058
Accounts payable and accrued expenses	248	(539)	479	(2,679)
Accrued payroll and related expenses	1,283	1,080	416	2,082
Income taxes payable	1,760	-	1,760	-
Share-based compensation liability payments	(754)	(1,425)	(86,684)	(3,619)
Parent receivables and payables, net	7,234	2,078	(9,112)	(260)
Net cash provided by (used in) operating activities	12,814	7,267	(52,451)	19,297

Cash flows from investing activities
Purchases of property and equipment	(377)	(1,083)	(4,513)	(3,555)
Additions to capitalized software	(459)	(2,149)	(3,963)	(4,435)
Acquisition of business, net of cash acquired	-	-	-	(20,225)
Collections on note receivable - Parent	-	-	36,380	-
Net cash (used in) provided by investing activities	(836)	(3,232)	27,904	(28,215)

Cash flows from financing activities
Borrowings on revolver	50,000	-	50,000	-
Payments on revolver	(9,000)	-	(9,000)	-
Cash paid for debt issuance costs	(100)	-	(1,100)	-
Purchase of treasury stock	-	-	(3,600)	(164)
Cash received from exercise of stock options	175	6	248	26
Borrowings on note payable - Parent	-	-	28,664	-
Payments on note payable - Parent	(28,664)	-	(28,664)	-
Contribution from Liberty	6,000	-	6,000	-
Cash dividends paid	(19,730)	-	(19,730)	-
Net cash (used in) provided by financing activities	(1,319)	6	22,818	(138)
Currency effect on cash	-	1	-	-
Net increase (decrease) in cash and cash equivalents	10,659	4,042	(1,729)	(9,056)

Beginning cash and cash equivalents	6,949	13,287	19,337	26,385
Ending cash and cash equivalents	$17,608	$17,329	$17,608	$17,329

CommerceHub, Inc.
Supplemental Information
(in thousands)
(unaudited)

	3 months ended:			9 months ended:
	9/30/16	9/30/15	% Inc (Dec)	9/30/16	9/30/15	% Inc (Dec)
Revenue by type:
Usage revenue	14,563	13,148	11%	44,437	39,384	13%
Subscription	6,420	5,435	18%	18,766	15,898	18%
Other	1,495	1,112	34%	4,468	3,061	46%
Total revenue	22,478	19,695	14%	67,671	58,343	16%

	3 months ended:			9 months ended:
	9/30/16	9/30/15		9/30/16	9/30/15
Share-based compensation expense:
Cost of revenue	$(49)	$806		$(207)	$1,383
R&D	584	1,215		1,697	4,347
S&M	103	870		704	2,411
G&A	1,555	4,623		6,559	16,191
Total	$2,193	$7,514		$8,753	$24,332

CommerceHub, Inc.
GAAP to Non-GAAP Reconciliations
(in thousands)
(unaudited)

Reconciliation of GAAP gross profit to adjusted gross profit:

	3 months ended:		9 months ended:
	9/30/16	9/30/15	9/30/16	9/30/15
Gross profit	$16,741	$13,363	$50,509	$42,166
Share-based compensation	(49)	806	(207)	1,383
Acquisition-related intangible amortization	187	187	562	562
Adjusted gross profit	$16,879	$14,356	$50,864	$44,111
Adjusted gross margin	75%	73%	75%	76%

Reconciliation of GAAP operating expenses to adjusted operating expenses:

	3 months ended:		9 months ended:
	9/30/16	9/30/15	9/30/16	9/30/15
Operating expenses	$16,108	$14,661	$45,622	$47,351
Share-based compensation	(2,242)	(6,708)	(8,960)	(22,949)
Acquisition-related intangible amortization	(250)	(250)	(750)	(750)
Adjusted operating expenses	$13,616	$7,703	$35,912	$23,652

Reconciliation of GAAP net income (loss) to adjusted EBITDA:

	3 months ended:		9 months ended:
	9/30/16	9/30/15	9/30/16	9/30/15
Net income (loss)	$710	$(621)	$3,144	$(3,106)
Interest expense (income), net	361	(156)	132	(432)
Income taxes	(438)	(521)	1,611	(1,647)
Depreciation and amortization	2,453	1,992	7,315	5,715
Share-based compensation	2,193	7,514	8,753	24,332
Adjusted EBITDA	$5,279	$8,208	$20,955	$24,862

CommerceHub, Inc.
GAAP to Non-GAAP Reconciliations, continued
(in thousands except per share data)
(unaudited)

Reconciliation of GAAP net income (loss) to adjusted net income:

	3 months ended:		9 months ended:
	9/30/16	9/30/15	9/30/16	9/30/15
Net income (loss)	$710	$(621)	$3,144	$(3,106)
Share-based compensation	2,193	7,514	8,753	24,332
Acquisition-related intangible amortization	437	437	1,312	1,312
Tax effect of adjustments (1)	(1,599)	(3,244)	(4,317)	(10,003)
Adjusted net income	$1,741	$4,086	$8,892	$12,535

(1) Adjusted net income assumes a long-term projected tax rate of 40%

Reconciliation of GAAP earnings per diluted share to adjusted earnings per diluted share:

	3 months ended:		9 months ended:
	9/30/16	9/30/15	9/30/16	9/30/15
GAAP earnings per diluted share	$0.02	$(0.01)	$0.07	$(0.07)
Share-based compensation	0.05	0.18	0.20	0.57
Acquisition-related intangible amortization	0.01	0.01	0.03	0.03
Tax effect of adjustments (1)	(0.04)	(0.08)	(0.10)	(0.23)
Adjusted earnings per diluted share	$0.04	$0.10	$0.20	$0.29

Diluted share count	43,559	42,703	43,559	42,703

(1) Adjusted earnings per diluted share assumes a long-term projected tax rate of 40%

Reconciliation of GAAP Net cash provided by (used in) operating activities to free cash flow:

	3 months ended:		9 months ended:
	9/30/16	9/30/15	9/30/16	9/30/15
Net cash provided by (used in) operating activities	$12,814	$7,267	$(52,451)	$19,297
Purchases of property and equipment	(377)	(1,083)	(4,513)	(3,555)
Additions to capitalized software	(459)	(2,149)	(3,963)	(4,435)
Free cash flow (1)	$11,978	$4,035	$(60,927)	$11,307

(1) Includes share-based compensation liability payments of:	(754)	(1,425)	(86,684)	(3,619)